UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2019

DATE OF REPORTING PERIOD: November 1, 2018 through April 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

SEMIANNUAL REPORT APRIL 30, 2019

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities19

Statement of Operations20

Statements of Changes In Net Assets21

Statement of Cash Flows22

Notes to Financial Statements23

Financial Highlights32

Report of Independent Registered
Public Accounting Firm33

About Closed-End Funds34

Managed Distribution Policy35

Automatic Dividend Reinvestment Plan35

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1000 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.1000 per share. We believe the Fund’s current annualized distribution rate, which was 8.93%* on a market price basis as of April 30, 2019, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

Market Review

During the semiannual period, broad stock market barometers posted strong results, both in the U.S. and globally.1 Convertible securities rose briskly,2 and high yield corporate and investment-grade bond markets advanced at a more measured but still healthy pace.3

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/19 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.0089 is paid from ordinary income or capital gains and that approximately $0.0911 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

However, the six-month period was extremely volatile, with Federal Reserve policy, trade disputes, and growth concerns driving sharp swings in investor sentiment. During the final months of 2018, markets sold off steeply. Investors worried the Federal Reserve would derail the U.S. economic recovery and hinder global growth by raising short-term rates too quickly. Trade uncertainty and global economic data further unsettled market participants.

The tide of negative sentiment quickly turned in late December as comments from the Federal Reserve alleviated concerns about additional tightening. U.S. economic data continued to be healthy and financial conditions improved. The global growth outlook brightened, helped by a contained U.S. dollar, optimism about an eventual resolution to global trade disputes, and data supporting the view that China’s economy could achieve a soft landing. Against this backdrop, stocks, convertible securities and high yield bonds rallied dramatically through the end of the reporting period.

Outlook

We believe there is still real fundamental strength in the U.S. economy, as fiscal policy provides a wind in the sails for businesses. Unemployment is low, inflation is contained and corporate earnings are healthy. Consumers can continue to fuel growth, as they benefit from wage growth, manageable debt levels and employment gains. The Federal Reserve has affirmed its commitment to maintaining a patient approach to short-term interest rates.

Outside the U.S., economic data looks more encouraging than it did at the start of 2019. We may well see a pickup in the second half of the year, with accommodative global monetary policy, a contained dollar and U.S. growth providing tailwinds. Of course, the path of U.S.-China trade policy will influence what we see next, but a resolution is not out of reach.

Ongoing economic growth sets the stage for additional upside in stocks, convertible securities and high yield bonds. Yet, despite the favorable economic backdrop, we believe investors should be prepared for persistent volatility and episodic selloffs, such as the downturn that occurred in May of 2019 in the stock and high yield markets. A variety of political and geopolitical uncertainties—including tensions in the Middle East, election unknowns, and trade—are likely to stoke turbulence.

Letter to Shareholders

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   3

Asset allocation for long-term goals

Elevated volatility can be an unwelcomed prospect for investors. However, the flipside of volatility is opportunity. I have invested through many periods of market turmoil: the 1973–1974 crash, Black Monday in 1987, and the collapse of the dot.com bubble, to name just a few. In all of these markets, there were opportunities—to sell into strength or to pick up an attractive position at a lower price. Our investment teams are following just such an approach, drawing on Calamos Investments’ decades of proprietary research and risk-management strategies.

As I’ve discussed in past letters to shareholders, repositioning your portfolio quickly in response to short-term market changes can be a dangerous strategy. Far too often, investors catch the downside in the market, only to be on the sidelines when markets rally. Instead, I encourage you to work with your financial advisor to ensure that your investment portfolio reflects your risk tolerance and investment goals. With the right funds at the core of an allocation, it may be easier to stay invested through short-term volatility.

Conclusion

Thank you for your continued trust in Calamos Investments. We look forward to helping you pursue your financial objectives in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 9.67% for the six-month period ending April 30, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period ending April 30, 2019, the index returned 9.76%.

2The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 9.44% for the six-month period ending April 30, 2019. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 7.58% for the six-month period ending April 30, 2019.

3The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2019, the index returned 5.49%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 5.54% for the six-month period ending April 30, 2019. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.52% for the six-month period ending April 30, 2019.

Duration is a measure of interest rate risk, with higher duration indicative of increased sensitivity to changes in interest rates.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/19

Common Shares – Inception 10/27/05
	6 Months*	1 Year	Since Inception
On Market Price	23.21%	7.11%	8.36%
On NAV	10.49%	3.12%	7.96%
*Not annualized.

SECTOR WEIGHTINGS

Financials	16.2%
Communication Services	12.9
Information Technology	12.8
Health Care	9.9
Energy	9.7
Consumer Discretionary	9.6
Consumer Staples	6.7
Industrials	4.8
Utilities	2.6
Materials	2.5
Other	1.5
Real Estate	1.2
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL TOTAL RETURN FUND (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a global total –return-oriented offering that seeks to provide an attractive monthly distribution from a diversified portfolio of global equities, convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. This broader range of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe the Fund’s relatively high level of exposure to convertible and equity assets is optimal for the portfolio and reflects our cautiously optimistic view of the global stock markets, albeit on a selective and risk-managed basis. Over the period, in fact, the Fund’s high exposure to the equity markets via stocks and convertibles was beneficial to the overall performance of the Fund, as these markets have offered positive returns for the period. We continue to find new opportunities in the convertible market as issuance of these securities has expanded globally over the course of the year.

We invest in both U.S. and non-U.S. companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable prospects for growth.

How did the Fund perform over the reporting period?

The Fund returned 10.49% on a net asset value (NAV) basis for the six-month period ended April 30, 2019. On a market price basis, the Fund increased 23.21%. In comparison, the broad global equity market was up 9.16% for the period, as measured by the MSCI World Index.

At the end of the reporting period, the Fund’s shares traded at a 10.07% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be influenced by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price can be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the six-month period.

Within the Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 8.93% of market price as of April 30, 2019.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2019, the dividend yield of S&P 500 Index stocks averaged approximately 1.92%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.51% and 2.93%, respectively.

What factors influenced performance over the reporting period?

The portfolio has a wide set of investment parameters that allow us to take advantage of investment opportunities around the world through a range of investment vehicles. The Fund invested opportunistically by optimizing the advantages of the flexibility. The Fund maintained its exposure to the rising equity markets, while both convertibles and high yield bonds provided income. Overall, the strength and performance of global equity and fixed income markets buoyed both price and NAV performance for the period. In addition, price performance was enhanced by good valuations in the stock relative to the NAV early in the period, which served as an enticement to many investors.

Our selection in consumer discretionary, notably in internet & direct marketing retail, was additive to performance relative to the MSCI World Index. In addition, our selection in communication services (overweight and selection in interactive media & services) was helpful to performance.

Conversely, our selection and underweight in information technology (systems software) was disappointing relative to the index. In addition, selection in industrials (notably by avoiding railroads) impeded results.

ASSET ALLOCATION AS OF 4/30/19

Investment Team Discussion

8   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

How is the Fund positioned?

Our heaviest allocations are within the financials, information technology, and communication services. As we see moderated growth regarding the global economy, with a heavier weighting in the US, we favor quality growth companies with higher quality balance sheets, strong brands, free cash flows and experienced management. We seek to invest in businesses poised to benefit from U.S. consumer optimism and spending power. We favor financials as we expect they will be buoyed by the demand for credit by U.S. consumers and less onerous regulations. We believe that freeing available capital will help energize the overall global economy.

We favor companies with compelling growth opportunities and global revenue drivers. We also believe that businesses and individuals will remain focused on productivity enhancements, stimulating demand for technology and communication services. The general welfare of the US consumer is providing opportunities in the communication services field as well. Conversely, our weights in real estate and utilities are notably below the index weighting, as we do not see this as an area of the global economy that will realize optimal growth given our outlook.

The average credit quality of rated securities within the portfolio is approximately BB, which is higher than the Credit Suisse High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Despite outsized returns in the equity alternative portion of the market during 1Q19, we believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside protection. We have been using the recent market volatility to actively rebalance the portfolio with a combination of both cyclical and secular opportunities, primarily in technology, health care and select consumer sectors. We have facilitated our active rebalancing by trimming positions that had become much more equity sensitive during the market rise. We subsequently redeployed proceeds to purchase convertibles that we expect will provide stronger risk/reward characteristics.

We believe this is an environment conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the period, in spite of a cost increase due to rising interest rates in 2018, our use of leverage enjoyed a favorable reinvestment dynamic. As of April 30, 2019, our amount of leveraged assets was approximately 32%.

Investment Team Discussion

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of moderate economic growth, we favor quality growth companies over cyclicals. Favorable factors within the U.S. include solid job creation, low interest rates, less regulations, increasing consumer and corporate confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector and communication services companies tied to U.S. consumption, focusing on companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many of these companies are favorably valued and positioned to grow revenues in a lower regulatory environment, supported by healthy consumer spending. We believe U.S. consumer discretionary companies offer favorable dynamics given the healthy optimism and market of the U.S. consumer. However, we are cautious about companies in the consumer staples sector. We believe they may be fully valued, as investors seek these stocks for income rather than growth. We are selective regarding companies in the health care sector, favoring those that are more diversified, and less vulnerable to the pricing and politics associated with pharmaceuticals. We believe our active, risk-managed investment approach positions us to take advantage of the volatility and opportunities in global equities and convertible securities.

Schedule of Investments April 30, 2019 (Unaudited)

10 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (22.1%)
Airlines (0.0%)
28,690	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$30,270

Communication Services (2.5%)
390,000	America Movil, SAB de CV^ 5.000%, 03/30/20	397,741
25,000	Arrow Bidco, LLC* 9.500%, 03/15/24	24,809
60,000	Belo Corp. 7.250%, 09/15/27	64,714
	Cincinnati Bell, Inc.*
60,000	8.000%, 10/15/25	55,426
25,000	7.000%, 07/15/24^	23,108
	CommScope, Inc.*
60,000	5.500%, 03/01/24µ	62,628
15,000	8.250%, 03/01/27^	16,261
40,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	38,007
200,000	CSC Holdings, LLCµ* 5.500%, 04/15/27	206,436
265,000	Embarq Corp.µ 7.995%, 06/01/36	261,687
25,000	Entercom Media Corp.* 6.500%, 05/01/27	25,530
	Frontier Communications Corp.
160,000	11.000%, 09/15/25^	103,801
120,000	7.625%, 04/15/24	66,444
55,000	8.500%, 04/01/26*	51,956
30,000	8.000%, 04/01/27^*	31,108
	Gray Television, Inc.^*
35,000	5.875%, 07/15/26	36,104
25,000	7.000%, 05/15/27	27,063
	Hughes Satellite Systems Corp.^
40,000	6.625%, 08/01/26	40,533
15,000	5.250%, 08/01/26	15,102
100,000	Inmarsat Finance, PLCµ* 4.875%, 05/15/22	101,126
	Intelsat Jackson Holdings, SA
90,000	9.750%, 07/15/25*	92,885
50,000	5.500%, 08/01/23^	45,281
35,000	8.000%, 02/15/24^*	36,556
25,000	MDC Partners, Inc.^* 6.500%, 05/01/24	21,236
60,000	Nexstar Broadcasting, Inc.* 5.625%, 08/01/24	60,977
65,000	Qwest Corp.^ 6.875%, 09/15/33	65,078
25,000	SBA Communications Corp.µ 4.000%, 10/01/22	25,219
	Sprint Corp.
195,000	7.875%, 09/15/23^	203,439
150,000	7.125%, 06/15/24	150,750
75,000	7.625%, 03/01/26^	75,122

PRINCIPAL AMOUNT		VALUE
65,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	$65,705
35,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	32,456
90,000	United States Cellular Corp.µ 6.700%, 12/15/33	95,944
	Windstream Services, LLC / Windstream Finance Corp.@
19,000	7.750%, 10/01/21	4,163
6,000	10.500%, 06/30/24*	4,199
25,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	25,393
		2,653,987

Consumer Discretionary (5.2%)
40,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	41,643
45,000	Beverages & More, Inc.* 11.500%, 06/15/22	33,262
65,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	67,612
65,000	Caesars Resort Collection, LLC / CRC Finco, Inc.^* 5.250%, 10/15/25	63,686
	CCO Holdings, LLC / CCO Holdings Capital Corp.
155,000	5.125%, 05/01/27^*	157,568
60,000	5.000%, 02/01/28^*	59,977
50,000	5.750%, 09/01/23µ	51,184
108,000	Century Communities, Inc. 5.875%, 07/15/25	107,280
1,000,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	1,049,335
	DISH DBS Corp.^
65,000	7.750%, 07/01/26	58,272
38,000	5.875%, 11/15/24	32,874
105,000	Eldorado Resorts, Inc.µ 6.000%, 04/01/25	108,693
60,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	60,473
65,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	68,682
55,000	goeasy, Ltd.µ* 7.875%, 11/01/22	57,836
95,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	92,613
	L Brands, Inc.^
139,000	6.875%, 11/01/35	124,136
30,000	5.250%, 02/01/28µ	26,812
75,000	Lennar Corp.µ 5.250%, 06/01/26	78,236
65,000	Liberty Interactive, LLC 8.250%, 02/01/30	67,335

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
60,000	M/I Homes, Inc.^ 5.625%, 08/01/25	$59,161
	Mattel, Inc.
60,000	6.750%, 12/31/25^*	60,175
5,000	2.350%, 08/15/21µ	4,815
75,000	Meritage Homes Corp.µ 6.000%, 06/01/25	79,844
	Penske Automotive Group, Inc.
60,000	5.500%, 05/15/26^	60,357
30,000	5.375%, 12/01/24µ	30,478
	PetSmart, Inc.^*
98,000	5.875%, 06/01/25	88,937
10,000	8.875%, 06/01/25	8,902
	Rite Aid Corp.
120,000	7.700%, 02/15/27	74,592
40,000	6.125%, 04/01/23^*	34,063
50,000	Salem Media Group, Inc.* 6.750%, 06/01/24	45,019
60,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	59,889
900,000	Service Corp. International 7.500%, 04/01/27	1,037,151
60,000	Sotheby’s^* 4.875%, 12/15/25	58,909
50,000	Staples, Inc.^* 7.500%, 04/15/26	50,075
35,000	Taylor Morrison Communities Corp.µ 6.625%, 05/15/22	36,198
1,175,000	Toyota Motor Corp.µ^ 3.419%, 07/20/23	1,208,399
24,565	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	25,817
45,000	VOC Escrow, Ltd.^* 5.000%, 02/15/28	44,853
		5,475,143

Consumer Staples (1.1%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
65,000	5.750%, 03/15/25	64,701
40,000	7.500%, 03/15/26*	42,558
30,000	Dean Foods Company* 6.500%, 03/15/23	15,816
40,000	Energizer Holdings, Inc.^* 6.375%, 07/15/26	41,388
45,000	Fresh Market, Inc.µ* 9.750%, 05/01/23	34,571
	JBS USA LUX, SA / JBS USA Finance, Inc.*
400,000	7.250%, 06/01/21µ	401,686
75,000	6.750%, 02/15/28	79,320
15,000	5.875%, 07/15/24µ	15,410

PRINCIPAL AMOUNT		VALUE
100,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	$105,750
	New Albertson’s, Inc.
55,000	7.450%, 08/01/29^	51,579
40,000	7.750%, 06/15/26	38,142
30,000	8.000%, 05/01/31	28,449
	Pilgrim’s Pride Corp.*
75,000	5.875%, 09/30/27	77,653
25,000	5.750%, 03/15/25µ	25,616
	Post Holdings, Inc.*
60,000	5.750%, 03/01/27	61,678
14,000	5.625%, 01/15/28	14,183
	Simmons Foods, Inc.*
57,000	7.750%, 01/15/24µ	60,953
30,000	5.750%, 11/01/24^	27,607
		1,187,060

Energy (2.5%)
40,000	Apergy Corp. 6.375%, 05/01/26	41,425
15,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	14,775
70,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	70,440
38,000	Bruin E&P Partners, LLCµ* 8.875%, 08/01/23	36,119
55,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	50,849
95,000	Calfrac Holdings, LP* 8.500%, 06/15/26	79,991
55,000	California Resources Corp.^* 8.000%, 12/15/22	42,076
	Carrizo Oil & Gas, Inc.
40,000	8.250%, 07/15/25	40,766
34,000	6.250%, 04/15/23^	33,130
65,000	Chaparral Energy, Inc.^* 8.750%, 07/15/23	48,173
50,000	Cheniere Energy Partners, LP^* 5.625%, 10/01/26	51,717
	Chesapeake Energy Corp.^
65,000	8.000%, 01/15/25	65,866
50,000	7.000%, 10/01/24	49,552
25,000	Comstock Resources, Inc.^* 9.750%, 08/15/26	22,896
80,000	DCP Midstream Operating, LPµ*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	74,685
30,000	DCP Midstream, LPµ‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	29,668

Schedule of Investments April 30, 2019 (Unaudited)

12 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Denbury Resources, Inc.
55,000	5.500%, 05/01/22µ	$42,714
50,000	7.500%, 02/15/24^*	46,326
40,000	9.250%, 03/31/22µ*	40,699
15,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	14,609
	Energy Transfer Operating, LPµ
140,000	5.597%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	116,192
115,000	5.500%, 06/01/27	124,945
	Enterprise Products Operating, LLCµ‡
85,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	81,331
25,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	23,271
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
45,000	9.375%, 05/01/24	16,367
40,000	7.750%, 05/15/26^	35,669
	Genesis Energy, LP / Genesis Energy Finance Corp.
65,000	6.500%, 10/01/25	65,396
55,000	6.250%, 05/15/26^	54,530
100,000	Gulfport Energy Corp. 6.375%, 05/15/25	88,167
50,000	Halcon Resources Corp. 6.750%, 02/15/25	32,265
82,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	81,818
60,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	61,268
95,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	86,369
	Moss Creek Resources Holdings, Inc.*
25,000	10.500%, 05/15/27	25,579
25,000	7.500%, 01/15/26^	22,957
40,000	Nine Energy Service, Inc.µ* 8.750%, 11/01/23	41,399
5,024	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	5,303
45,000	Oasis Petroleum, Inc.^* 6.250%, 05/01/26	44,019
55,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	53,703
40,000	PDC Energy, Inc.^ 5.750%, 05/15/26	40,093
50,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	48,112

PRINCIPAL AMOUNT		VALUE
25,000	QEP Resources, Inc.^ 5.625%, 03/01/26	$23,474
85,000	SESI, LLC^ 7.750%, 09/15/24	62,808
25,000	SM Energy Company^ 6.750%, 09/15/26	24,048
40,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ* 6.500%, 07/15/27	42,929
15,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	14,501
12,285	Transocean Pontus, Ltd.µ* 6.125%, 08/01/25	12,668
60,000	Transocean, Inc.^* 7.500%, 01/15/26	59,408
65,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	50,828
100,000	W&T Offshore, Inc.µ* 9.750%, 11/01/23	101,896
130,000	Weatherford International, Ltd.µ 8.250%, 06/15/23	91,878
65,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	64,849
		2,594,516

Financials (2.2%)
125,000	Acrisure, LLC / Acrisure Finance, Inc.^* 7.000%, 11/15/25	113,378
165,000	Ally Financial, Inc. 8.000%, 11/01/31	211,823
65,000	Amwins Group, Inc.* 7.750%, 07/01/26	65,432
75,000	AssuredPartners, Inc.* 7.000%, 08/15/25	71,000
35,000	Bank of America Corp.^‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	36,215
65,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	65,982
25,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	24,352
65,000	Credit Acceptance Corp.^* 6.625%, 03/15/26	68,420
65,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	65,406
65,000	HUB International, Ltd.* 7.000%, 05/01/26	65,604

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
100,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	$77,470
120,000	Iron Mountain, Inc.^* 5.250%, 03/15/28	118,504
200,000	Jefferies Finance, LLC* 7.250%, 08/15/24	197,720
50,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	49,889
35,000	Level 3 Financing, Inc.µ^ 5.375%, 05/01/25	35,702
65,000	Lions Gate Capital Holdings, LLCµ^* 6.375%, 02/01/24	68,106
60,000	LPL Holdings, Inc.* 5.750%, 09/15/25	61,230
100,000	MetLife, Inc.^ 6.400%, 12/15/66	110,684
110,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	110,242
110,000	Navient Corp.^ 6.750%, 06/25/25	112,718
50,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	50,378
100,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	97,332
40,000	Realogy Group, LLC / Realogy Co-Issuer Corp.^* 4.875%, 06/01/23	38,198
75,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	75,987
	Springleaf Finance Corp.
85,000	6.875%, 03/15/25^	91,290
65,000	7.125%, 03/15/26	69,873
65,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	65,283
20,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	20,088
130,000	Tronox Finance, PLC^* 5.750%, 10/01/25	127,186
		2,365,492

Health Care (2.7%)
119,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	123,032
	Bausch Health Americas, Inc.^*
145,000	8.500%, 01/31/27	158,367
65,000	9.250%, 04/01/26	72,432

PRINCIPAL AMOUNT		VALUE
	Bausch Health Cos., Inc.^*
120,000	9.000%, 12/15/25	$132,988
15,000	5.750%, 08/15/27	15,672
	CHS/Community Health Systems, Inc.
150,000	8.125%, 06/30/24^*	112,157
40,000	6.250%, 03/31/23^	38,997
20,000	8.000%, 03/15/26*	19,484
15,000	6.875%, 02/01/22	9,852
140,000	DaVita, Inc.^ 5.125%, 07/15/24	140,284
60,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	48,989
	HCA, Inc.
920,000	5.875%, 05/01/23^	988,145
55,000	7.500%, 11/06/33	63,573
125,000	Magellan Health, Inc.µ 4.900%, 09/22/24	121,981
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	58,970
40,000	Par Pharmaceutical, Inc.^* 7.500%, 04/01/27	41,576
45,000	Team Health Holdings, Inc.^* 6.375%, 02/01/25	38,356
	Tenet Healthcare Corp.
75,000	4.625%, 07/15/24^	75,293
65,000	6.250%, 02/01/27*	67,828
25,000	6.875%, 11/15/31	23,090
75,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	70,523
	Teva Pharmaceutical Finance Netherlands III, BV^
210,000	2.800%, 07/21/23	191,054
200,000	6.000%, 04/15/24	204,154
50,000	West Street Merger Sub, Inc.^* 6.375%, 09/01/25	48,552
		2,865,349

Industrials (2.0%)
80,000	ACCO Brands Corp.^* 5.250%, 12/15/24	79,657
	Allison Transmission, Inc.*
70,000	4.750%, 10/01/27µ	68,754
15,000	5.875%, 06/01/29^	15,453
61,000	Arconic, Inc.^ 5.125%, 10/01/24	63,026
28,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	29,305
65,000	Beacon Roofing Supply, Inc.^* 4.875%, 11/01/25	62,628
100,000	Bombardier, Inc.^* 7.500%, 03/15/25	100,646

Schedule of Investments April 30, 2019 (Unaudited)

14 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
85,000	Covanta Holding Corp.µ 5.875%, 03/01/24	$87,657
60,000	Delphi Technologies, PLC^* 5.000%, 10/01/25	55,140
	Golden Nugget, Inc.*
70,000	6.750%, 10/15/24	71,683
50,000	8.750%, 10/01/25^	52,326
60,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	63,451
95,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	97,036
	Hertz Corp.
40,000	7.375%, 01/15/21µ	40,050
10,000	7.625%, 06/01/22^*	10,343
43,000	Icahn Enterprises, LPµ 6.750%, 02/01/24	45,197
62,000	Jeld-Wen, Inc.^* 4.625%, 12/15/25	59,411
35,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	34,134
70,000	Meritor, Inc.^ 6.250%, 02/15/24	72,200
90,000	Navistar International Corp.* 6.625%, 11/01/25	92,087
	Park Aerospace Holdings, Ltd.*
35,000	4.500%, 03/15/23µ	35,456
25,000	5.500%, 02/15/24	26,359
115,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	115,419
	Scientific Games International, Inc.*
125,000	5.000%, 10/15/25^	124,557
30,000	8.250%, 03/15/26	31,092
60,000	Star Merger Sub, Inc.* 6.875%, 08/15/26	62,498
10,000	Summit Materials, LLC / Summit Materials Finance Corp.^* 6.500%, 03/15/27	10,354
35,000	Tennant Company 5.625%, 05/01/25	36,052
15,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC^* 7.750%, 04/15/26	13,806
	TransDigm, Inc.
95,000	6.250%, 03/15/26^*	99,035
60,000	7.500%, 03/15/27^*	61,961
55,000	6.500%, 05/15/25	55,494
	United Rentals North America, Inc.
50,000	4.875%, 01/15/28^	49,742
45,000	5.875%, 09/15/26	47,083
25,000	6.500%, 12/15/26^	26,793
25,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	24,987

PRINCIPAL AMOUNT		VALUE
65,000	XPO Logistics, Inc.µ^* 6.750%, 08/15/24	$67,345
		2,088,217

Information Technology (1.9%)
125,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	128,002
1,400,000	Apple, Inc.^ 2.000%, 11/13/20	1,390,431
60,000	CommScope Technologies, LLC* 6.000%, 06/15/25	61,108
115,000	Dell International, LLC / EMC Corp.^* 6.020%, 06/15/26	124,820
80,000	Entercom Media Corp.^* 7.250%, 11/01/24	82,908
125,000	First Data Corp.µ* 5.000%, 01/15/24	128,164
60,000	Harland Clarke Holdings Corp.µ* 8.375%, 08/15/22	53,189
55,000	VFH Parent, LLCµ* 6.750%, 06/15/22	56,925
		2,025,547

Materials (1.3%)
72,000	AK Steel Corp. 6.375%, 10/15/25	60,926
200,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	215,912
200,000	ArcelorMittal, SA^ 7.000%, 10/15/39	230,273
200,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.^* 6.000%, 02/15/25	202,179
25,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	25,324
35,000	First Quantum Minerals, Ltd.^* 7.000%, 02/15/21	35,658
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	40,999
25,000	Kinross Gold Corp.µ 4.500%, 07/15/27	24,202
15,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	15,411
270,000	New Gold, Inc.* 6.375%, 05/15/25	217,299
170,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	175,612
	United States Steel Corp.^
95,000	6.875%, 08/15/25	89,669
25,000	6.250%, 03/15/26	22,474
		1,355,938

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE

Real Estate (0.2%)
70,000	CBL & Associates, LP^ 5.250%, 12/01/23	$50,902
60,000	Forestar Group, Inc.* 8.000%, 04/15/24	61,758
100,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	100,390
		213,050

Utilities (0.5%)
120,000	AES Corp.µ 4.000%, 03/15/21	121,735
20,000	NGPL PipeCo, LLCµ* 4.875%, 08/15/27	20,669
	NRG Energy, Inc.^
43,000	5.750%, 01/15/28	45,570
20,000	6.625%, 01/15/27	21,402
120,000	PPL Capital Funding, Inc.^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	112,117
25,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	26,234
65,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	64,249
55,000	Vistra Energy Corp.µ* 8.125%, 01/30/26	60,060
		472,036
	Total Corporate Bonds (Cost $23,479,702)	23,326,605

Convertible Bonds (34.2%)
Communication Services (1.9%)
1,270,000	GCI Liberty, Inc.µ* 1.750%, 09/30/46	1,435,367
615,000	Twitter, Inc.* 0.250%, 06/15/24	620,449
		2,055,816

Consumer Discretionary (2.0%)
600,000	Baozun, Inc.* 1.625%, 05/01/24	675,606
50,000	DISH Network Corp. 2.375%, 03/15/24	43,491
500,000	GOL Equity Finance, SA* 3.750%, 07/15/24	443,000
	Liberty Interactive, LLC
115,471	4.000%, 11/15/29	80,987
85,000	3.750%, 02/15/30	59,397
1,105,000	NIO, Inc.* 4.500%, 02/01/24	849,469
		2,151,950

PRINCIPAL AMOUNT			VALUE

Energy (4.6%)
2,800,000		TOTAL, SAµ^ 0.500%, 12/02/22	$2,982,924
1,600,000		Tullow Oil Jersey, Ltd.µ 6.625%, 07/12/21	1,922,248
			4,905,172

Financials (8.9%)
800,000	EUR	AURELIUS Equity Opportunities SE & Co., KGaA 1.000%, 12/01/20	953,500
		JPMorgan Chase Bank, N.A.
17,000,000	HKD	0.000%, 10/29/20*	2,663,076
3,700,000		0.000%, 12/30/20µ	4,346,723
150,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	1,356,753
65,000		Prospect Capital Corp. 4.950%, 07/15/22	64,379
			9,384,431

Health Care (3.1%)
1,200,000	EUR	Bayer Capital Corp., BVµ 5.625%, 11/22/19	1,028,553
882,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	1,019,629
615,000		DexCom, Inc.^* 0.750%, 12/01/23	641,903
545,000		Wright Medical Group, Inc. 2.000%, 02/15/20	591,777
			3,281,862

Industrials (2.4%)
4,000,000	CNY	China Railway Construction Corp., Ltd. 1.500%, 12/21/21	586,082
1,540,000		Echo Global Logistics, Inc. 2.500%, 05/01/20	1,521,035
400,000		Vinci, SA 0.375%, 02/16/22	454,756
			2,561,873

Information Technology (8.3%)
680,000		DocuSign, Inc.^* 0.500%, 09/15/23	731,262
640,000		Envestnet, Inc.µ 1.750%, 12/15/19	753,030
545,000		Lenovo Group, Ltd. 3.375%, 01/24/24	639,389
2,105,000		Palo Alto Networks, Inc.µ* 0.750%, 07/01/23	2,386,460
980,000	EUR	SOITEC 0.000%, 06/28/23	1,282,301
1,330,000		Splunk, Inc.^* 0.500%, 09/15/23	1,513,207

Schedule of Investments April 30, 2019 (Unaudited)

16 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,360,000	Xero Investments, Ltd. 2.375%, 10/04/23	$1,415,767
		8,721,416

Materials (2.4%)
1,030,000	Cemex, SAB de CV 3.720%, 03/15/20	1,025,432
1,000,000	Glencore Funding, LLC 0.000%, 03/27/25	916,780
560,000	Royal Gold, Inc.µ 2.875%, 06/15/19	560,045
		2,502,257

Real Estate (0.6%)
521,000	IH Merger Sub, LLCµ 3.500%, 01/15/22	605,128
	Total Convertible Bonds (Cost $36,638,800)	36,169,905

U.S. Government and Agency Securities (6.6%)
United States Treasury Note
1,545,000	1.875%, 10/31/22	1,525,755
1,410,000	1.875%, 05/31/22^	1,394,796
1,375,000	1.750%, 10/31/20	1,363,714
1,355,000	2.625%, 08/15/20^	1,359,903
1,350,000	2.625%, 11/15/20^	1,356,184
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,989,269)	7,000,352

Bank Loans (0.3%)
Communication Services (0.1%)
60,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	60,650
88,724	New Media Holdings II, LLC‡ 8.733%, 07/14/22 1 mo. LIBOR + 6.25%	88,761
		149,411

Consumer Discretionary (0.1%)
121,875	Weight Watchers International, Inc.‡ 7.350%, 11/29/24 3 mo. LIBOR + 4.75%	117,534

Financials (0.0%)
35,000	GLP Financing, LLC‡ 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	34,803

Information Technology (0.1%)
59,850	BMC Software Finance, Inc.‡ 6.851%, 10/02/25 3 mo. LIBOR + 4.25%	59,588
	Total Bank Loans (Cost $366,330)	361,336

NUMBER OF SHARES			VALUE
Convertible Preferred Stocks (8.8%)
Communication Services (3.5%)
17,790		Alibaba Exchangeable (Softbank)^*§ 5.750%, 06/01/19	$3,692,831

Energy (0.2%)
9,685		NuStar Energy, LP^‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	227,210

Health Care (0.6%)
580		Danaher Corp.µ 4.750%, 04/15/22	611,030

Real Estate (1.1%)
970		Crown Castle International Corp.µ 6.875%, 08/01/20	1,119,370

Utilities (3.4%)
11,900		American Electric Power Company, Inc.µ 6.125%, 03/15/22	618,562
28,400		DTE Energy Company 6.500%, 10/01/19	1,585,004
22,500		NextEra Energy, Inc.µ 6.123%, 09/01/19	1,404,000
			3,607,566
		Total Convertible Preferred Stocks (Cost $8,951,397)	9,258,007

Common Stocks (65.9%)
Communication Services (10.9%)
1,760		Alphabet, Inc. - Class A#	2,110,170
4,800	JPY	Nintendo Company, Ltd.	1,653,195
47,300	HKD	Tencent Holdings, Ltd.	2,331,305
16,000		Verizon Communications, Inc.^	915,040
33,100		Walt Disney Company	4,533,707
			11,543,417

Consumer Discretionary (6.7%)
370		Amazon.com, Inc.#	712,812
8,200		Aptiv, PLC	702,740
39,800	GBP	Compass Group, PLC	905,604
21,000	EUR	Daimler, AG	1,378,355
9,500		Lowe’s Companies, Inc.	1,074,830
4,900		Lululemon Athletica, Inc.#	864,115
2,400	EUR	Puma, SE	1,484,551
			7,123,007

Consumer Staples (8.8%)
26,300	CAD	Alimentation Couche-Tard, Inc. - Class B	1,550,673
23,254		Coca-Cola Company~	1,140,841
9,500	EUR	Danone, SA	768,337
35,390	JPY	Japan Tobacco, Inc.	817,778
11,100	EUR	Kerry Group, PLC - Class A	1,240,162

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 17

NUMBER OF SHARES			VALUE
12,900	CHF	Nestlé, SA	$1,241,981
6,900		Philip Morris International, Inc.	597,264
18,900		Walmart, Inc.	1,943,676
			9,300,712

Energy (7.0%)
15,250		Anadarko Petroleum Corp.~	1,110,963
8,500		Chevron Corp.	1,020,510
3,150		Energy Transfer, LP	47,628
3,375		Enterprise Products Partners, LP	96,626
16,215		Exxon Mobil Corp.	1,301,740
700		GasLog, Ltd.^	10,941
940		Magellan Midstream Partners, LP	58,289
12,200		Marathon Petroleum Corp.	742,614
44,065	EUR	Royal Dutch Shell, PLC - Class A	1,402,190
26,800		Schlumberger, Ltd.	1,143,824
1,385		Targa Resources Corp.^	55,608
25,700	CAD	Tourmaline Oil Corp.	384,243
450		Williams Companies, Inc.	12,749
			7,387,925

Financials (12.8%)
91,000	HKD	AIA Group, Ltd.	931,789
38,500		American International Group, Inc.	1,831,445
86,500		Bank of America Corp.~	2,645,170
6,850		Cboe Global Markets, Inc.	696,028
12,600	EUR	Deutsche Böerse, AG	1,683,642
6,900		Goldman Sachs Group, Inc.	1,420,848
50,000	INR	HDFC Bank, Ltd.	1,662,118
55,200		Itau Unibanco Holding, SA	477,480
43,500	GBP	Prudential, PLC	988,380
22,800		US Bancorp	1,215,696
			13,552,596

Health Care (8.2%)
15,800	GBP	AstraZeneca, PLC	1,177,097
5,200		Celgene Corp.#	492,232
8,800	AUD	CSL, Ltd.	1,234,303
6,200		Edwards Lifesciences Corp.#	1,091,634
1,200		Intuitive Surgical, Inc.#	612,756
21,700		Johnson & Johnson	3,064,040
6,000		Laboratory Corp. of America Holdings#	959,520
			8,631,582

Industrials (2.8%)
10,300		Delta Air Lines, Inc.~	600,387
7,300	JPY	FANUC Corp.	1,371,490
24,400		General Electric Company~	248,148
9,800	EUR	KION Group, AG	674,168
131		Wabtec Corp.^	9,703
			2,903,896

NUMBER OF SHARES			VALUE

Information Technology (8.7%)
12,500		Apple, Inc.	$2,508,375
3,800	EUR	ASML Holding, NV	793,481
129,400	SEK	LM Ericsson Telephone Company - Class B	1,280,047
13,900		Microsoft Corp.	1,815,340
6,400		PayPal Holdings, Inc.#	721,728
122,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,024,316
6,200		Visa, Inc. - Class A	1,019,466
			9,162,753
		Total Common Stocks (Cost $72,875,500)	69,605,888

Exchange-Traded Funds (2.1%)
Other (2.1%)
41,400		Invesco Senior Loan ETF	950,958
8,425		iShares iBoxx High Yield Corporate Bond ETF^	732,470
14,675		SPDR Barclays Capital High Yield Bond ETF^	532,262
		Total Exchange-Traded Funds (Cost $2,232,748)	2,215,690

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.2%) #
Consumer Discretionary (0.1%)
5 927,495	Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	72,775

Other (0.1%)
	Invesco QQQ Trust Series
680 12,888,720	Put, 05/17/19, Strike $178.00	19,720
315 5,970,510	Put, 07/19/19, Strike $187.00	134,190
		153,910
	Total Purchased Options (Cost $593,127)	226,685

NUMBER OF SHARES		VALUE
Short Term Investments (7.2%)
3,820,282	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	3,821,428
3,814,603	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	3,814,603
	Total Short Term Investments (Cost $7,636,046)	7,636,031

Schedule of Investments April 30, 2019 (Unaudited)

18 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES	VALUE
TOTAL INVESTMENTS (147.4%) (Cost $159,762,919)	$155,800,499

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.4%)	(12,000,000)

LIABILITIES, LESS OTHER ASSETS (-36.0%)	(38,118,605)

NET ASSETS (100.0%)	$105,681,894

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written options (-0.2%) #
Health Care (0.0%)
52 492,232	Celgene Corp. Call, 07/19/19, Strike $90.00	(31,200)

Information Technology (-0.2%)
50 1,003,350	Apple, Inc. Call, 06/21/19, Strike $170.00	(156,625)

	Total Written options (Premium $50,839)	(187,825)

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $19,213,056 (see Note 6 - Notes Payable).

^Security, or portion of security, is on loan.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2019.

&Illiquid security.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $797,677.

***The rate disclosed is the 7 day net yield as of April 30, 2019.

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

SEKSwedish Krona

TWDNew Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2019

	Value	% of Total Investments
US Dollar	$118,743,575	76.3%
European Monetary Unit	12,689,240	8.1%
Hong Kong Dollar	5,926,170	3.8%
Japanese Yen	5,199,216	3.3%
British Pound Sterling	3,071,081	2.0%
Canadian Dollar	2,954,545	1.9%
Indian Rupee	1,662,118	1.1%
Swedish Krona	1,280,047	0.8%
Swiss Franc	1,241,981	0.8%
Australian Dollar	1,234,303	0.8%
New Taiwan Dollar	1,024,316	0.7%
Chinese Yuan Renminbi	586,082	0.4%
Total Investments Net of Written Options	$155,612,674	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 19

Statement of Assets and Liabilities April 30, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $159,762,919)	$155,800,499
Receivables:
Accrued interest and dividends	913,201
Investments sold	747,838
Prepaid expenses	121,134
Other assets	59,217
Total assets	157,641,889

LIABILITIES
Foreign currency overdraft (cost $3)	3
Options written, at value (premium $50,839)	187,825
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 480,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $100,334) (Note 7)	11,899,666
Payables:
Notes payable	38,300,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	30,812
Investments purchased	1,190,775
Affiliates:
Investment advisory fees	126,727
Deferred compensation to trustees	59,217
Trustees’ fees and officer compensation	3,058
Other accounts payable and accrued liabilities	161,912
Total liabilities	51,959,995
NET ASSETS	$105,681,894

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 8,656,278 shares issued and outstanding	$114,604,311
Undistributed net investment income (loss)	(4,311,275)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(479,150)
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	(4,131,992)*
NET ASSETS	$105,681,894
Net asset value per common shares based upon 8,656,278 shares issued and outstanding	$12.21

*Net of deferred foreign capital gains tax of $(22,840).

Statement of Operations Six Months Ended April 30, 2019 (Unaudited)

20 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$1,667,588
Dividends	1,030,544
Foreign Taxes Withheld	(35,982)
Total investment income	2,662,150

EXPENSES
Investment advisory fees	745,999
Interest expense on Notes Payable (Note 6)	571,011
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	241,560
Transfer agent fees	15,974
Printing and mailing fees	13,544
Legal fees	11,931
Accounting fees	11,899
Custodian fees	10,857
Trustees’ fees and officer compensation	10,582
Audit fees	9,385
Fund administration fees	6,879
Registration fees	1,079
Other	39,400
Total expenses	1,690,100
NET INVESTMENT INCOME (LOSS)	972,050

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(479,590)
Purchased options	(877,488)
Foreign currency transactions	(4,759)
Written options	55,826
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	10,249,412 (a)
Purchased options	238,085
Foreign currency translations	(2,512)
Written options	(136,986)
NET GAIN (LOSS)	9,041,988
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,014,038

(a)Net of change of $(22,840) in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Total Return Fund SEMIANNUAL REPORT 21

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$972,050	$1,564,044
Net realized gain (loss)	(1,306,011)	9,111,106
Change in unrealized appreciation/(depreciation)	10,347,999	(15,711,890)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	10,014,038	(5,036,740)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(5,189,339)	(10,222,289)
Net decrease in net assets from distributions to common shareholders	(5,189,339)	(10,222,289)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	2,067,129
Reinvestment of distributions resulting in the issuance of stock	135,135	275,681
Net increase (decrease) in net assets from capital stock transactions	135,135	2,342,810
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,959,834	(12,916,219)

NET ASSETS
Beginning of period	$100,722,060	$113,638,279
End of period	$105,681,894	$100,722,060

Statement of Cash Flows

22 CALAMOS Global Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$10,014,038	$(5,036,740)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(32,208,268)	(204,546,547)
Net purchases of short term investments	(2,958,606)	(2,791,885)
Proceeds paid on closing written options	(31,783)	(1,442,169)
Proceeds from disposition of investment securities, including purchased options	44,534,631	208,129,661
Premiums received from written options	138,448	805,497
Amortization and accretion of fixed-income securities	(598,051)	(779,289)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	9,180	20,089
Net realized gains/losses from investments, excluding purchased options	479,563	(8,038,706)
Net realized gains/losses from capital gains tax	—	(1,680)
Net realized gains/losses from purchased options	877,488	(1,659,140)
Net realized gains/losses from written options	(55,826)	635,710
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(10,249,412)	15,103,549
Change in unrealized appreciation or depreciation on capital gains tax	(22,840)	434
Change in unrealized appreciation or depreciation on purchased options	(238,085)	603,236
Change in unrealized appreciation or depreciation on written options	136,986	432
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(74,142)	(40,052)
Prepaid expenses	(4,758)	(64,334)
Other assets	28,339	8,557
Increase/(decrease) in liabilities:
Payables to affiliates	(39,786)	(8,440)
Other accounts payable and accrued liabilities	23,505	(13,390)
Net cash provided by/(used in) operating activities	$9,760,621	$884,793

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	—	2,067,129
Distributions to shareholders	(5,054,204)	(9,946,608)
(Decrease)/increase in Distributions to Mandatory Redeemable Preferred Shareholders	(6,420)	37,232
Offering costs on Mandatory Redeemable Preferred Shares	—	(2,746)
Net increase/(decrease) in due to custodian bank	3	(39,800)
(Repayment)/Proceeds from Notes Payable	(4,700,000)	7,000,000
Net cash provided by/(used in) financing activities	$(9,760,621)	$(884,793)
Net increase/(decrease) in cash and foreign currency	$—	$—
Cash and restricted cash at beginning of period	$—	$—
Cash and foreign currency at end of period	$—	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$577,869	$967,376
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$235,140	$532,352
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$135,135	$275,681

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	—	—
Restricted cash for swap collateral	—	—
Total cash and restricted cash at period end	$—	$—

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   23

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

24   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   25

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases

26   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $59,217 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2019. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$27,874,330
Proceeds from sales	—	41,668,695

The cost basis of investments for federal income tax purposes at April 30, 2019 was as follows*:

Cost basis of investments	$159,712,080
Gross unrealized appreciation	6,497,697
Gross unrealized depreciation	(10,597,103)
Net unrealized appreciation (depreciation)	$(4,099,406)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2019 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2018
Distributions paid from:
Ordinary income	$10,590,473
Long-term capital gains	106,848
Return of capital	—

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$426,472
Undistributed capital gains	—
Total undistributed earnings	426,472
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(14,105,933)
Total accumulated earnings/(losses)	(13,679,461)
Other	(67,655)
Paid-in-capital	114,469,176
Net assets applicable to common shareholders	$100,722,060

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   27

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2019.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

28   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2019, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2019, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$226,685	$—
Written options(2)	—	187,825
	$226,685	$187,825

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2019, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	2,875
Written options	782

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2019,

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

the average borrowings under the Agreement were $39.3 million. For the period ended April 30, 2019, the average interest rate was 2.87%. As of April 30, 2019, the amount of total outstanding borrowings was $38.3 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2019 was 2.88%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2019, approximately $24.4 million of securities were on loan ($18.5 million of fixed income securities and $5.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 480,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2019.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$ 4,000,000
Series B	9/06/24	4.00%	160	$25	$ 4,000,000
Series C	9/06/27	4.24%	160	$25	$ 4,000,000
				Total	$12,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has

30   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 8,656,278 shares outstanding at April 30, 2019. Transactions in common shares were as follows:

	SIX MONTHS ENDED April 30, 2019	YEAR ENDED October 31, 2018
Beginning shares	8,644,668	8,480,060
Shares sold	—	144,055
Shares issued through reinvestment of distributions	11,610	20,553
Ending shares	8,656,278	8,644,668

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

Notes to Financial Statements (Unaudited)

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$23,326,605	$—	$23,326,605
Convertible Bonds	—	36,169,905	—	36,169,905
U.S. Government and Agency Securities	—	7,000,352	—	7,000,352
Bank Loans	—	361,336	—	361,336
Convertible Preferred Stocks	5,565,176	3,692,831	—	9,258,007
Common Stocks U.S.	41,626,683	—	—	41,626,683
Common Stocks Foreign	3,419,467	24,559,738	—	27,979,205
Exchange-Traded Funds	2,215,690	—	—	2,215,690
Purchased Options	226,685	—	—	226,685
Short Term Investments	7,636,031	—	—	7,636,031
Total	$60,689,732	$95,110,767	$—	$155,800,499
Liabilities:
Written Options	$187,825	$—	$—	$187,825
Total	$187,825	$—	$—	$187,825

32   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.65	$13.40	$12.19	$13.29	$14.21	$14.56
Income from investment operations:
Net investment income (loss)*	0.11	0.18	0.23	0.21	0.22	0.26
Net realized and unrealized gain (loss)	1.05	(0.73)	2.18	(0.11)	0.06	0.59
Total from investment operations	1.16	(0.55)	2.41	0.10	0.28	0.85
Less distributions to common shareholders from:
Net investment income	(0.55)	(0.97)	(1.09)	(0.99)	(0.85)	(0.85)
Net realized gains	(0.05)	(0.23)	(0.11)	(0.20)	—	(0.19)
Return of capital	—	—	—	(0.01)	(0.35)	(0.16)
Total distributions	(0.60)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Premiums from shares sold in at the market offerings	—	0.0236	—	—	—	—
Net asset value, end of period	$12.21	$11.65	$13.40	$12.19	$13.29	$14.21
Market value, end of period	$13.44	$11.50	$13.98	$10.96	$11.96	$13.57
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	10.49%	(5.06)%	21.44%	2.22%	2.39%	6.19%
Market value	23.21%	(10.17)%	40.91%	2.13%	(3.51)%	5.54%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.44% (c)	2.98%	2.34%	2.11%	2.00%	1.92%
Net investment income (loss)	1.98% (c)	1.39%	1.87%	1.73%	1.56%	1.78%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$105,682	$100,722	$113,638	$103,158	$112,474	$120,277
Portfolio turnover rate	19%	119%	134%	114%	76%	95%
Average commission rate paid	$0.0246	$0.0203	$0.0272	$0.0279	$0.0279	$0.0253
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$12,000	$12,000	$12,000	$—	$—	$—
Notes Payable (000’s omitted)	$38,300	$43,000	$36,000	$42,000	$44,000	$49,000
Asset coverage per $1,000 of loan outstanding(d)	$4,073	$3,621	$4,490	$3,456	$3,556	$3,455
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$325	$324	$337	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.79%, 1.69%, 1.62%, 1.62%, 1.63% and 1.59%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2019, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2018, and the financial highlights for each of the five years in the period then ended; and in our report dated December 17, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2019

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

34   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Global Total Return Fund SEMIANNUAL REPORT   35

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

36   CALAMOS Global Total Return Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOSAN 2706 2019

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2019

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 25, 2019

By: /s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	June 25, 2019